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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 3, 2003
                                                  (November 3, 2003)


                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  000-24923                  25-1799439
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)           File Number)            Identification No.)


                            4000 MacArthur Boulevard
               Newport Beach, California                92660-3095
               (Address of principal executive offices) (Zip code)


                                 (949) 483-4600
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events and Required FD Disclosure.

On November 3, 2003, the Registrant and GlobespanVirata, Inc. issued a joint press release announcing that the Registrant and GlobespanVirata, Inc. had entered into a definitive Agreement and Plan of Reorganization. The joint press release is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

                99       Press release of Registrant dated November 3, 2003.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONEXANT SYSTEMS, INC.
                                            (Registrant)


                                      By /s/ Dennis E. O'Reilly
                                         --------------------------------------
                                         Dennis E. O'Reilly
                                         Senior Vice President, General Counsel
                                           and Secretary

Date:  November 3, 2003








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                                  EXHIBIT INDEX

 Exhibit
 Number                            Description
 ------                            -----------

   99           Press release of Registrant dated November 3, 2003.


















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